UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 31, 2014

CENVEO, INC.
(Exact Name of Registrant as Specified in Charter)

Colorado	1-12551	84-1250533
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 First Stamford Place, Stamford, CT	06902
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (203) 595−3000

Not Applicable
Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

[ ]	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

[ ]	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws

On March 31, 2014, Cenveo, Inc.'s (the “Company”) Board of Directors (the “Board”) approved amendments to the Company's bylaws to further implement the previously-adopted majority vote standard for the election of directors in uncontested elections.  The Board amended and restated the bylaws in their entirety (the “Amended and Restated Bylaws”) effective as of such date.  Reference is made to the Amended and Restated Bylaws, which are attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

 (d) Exhibits.

Exhibit Number	Description
3.2	Amended and Restated Bylaws of Cenveo, Inc. (as of March 31, 2014)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 31, 2014

CENVEO, INC.

By: /s/ Scott J. Goodwin Scott J. Goodwin Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
3.2	Amended and Restated Bylaws of Cenveo, Inc. (as of March 31, 2014)